EXHIBIT 10.47

EXECUTION COPY

PNC BANK, NATIONAL ASSOCIATION

US$25,000,000,000

Global Bank Note Program

for the Issue of Senior and Subordinated Bank Notes

with Maturities of more than nine months from Date of Issue

DISTRIBUTION AGREEMENT

January 16, 2014

CITIGROUP GLOBAL MARKETS INC.

388 Greenwich Street

New York, NY 10013

AND EACH OF THE DEALERS LISTED

ON SCHEDULE I HERETO

Ladies and Gentlemen:

PNC Bank, National Association (the “Issuing Bank”), a national bank organized under the laws of the United States, confirms its agreement with Citigroup Global Markets Inc. and each of the other dealers listed on Schedule I hereto (each referred to as a “Dealer” and collectively referred to as the “Dealers”) with respect to the issue and sale by the Issuing Bank of (i) senior unsecured debt obligations, with maturities of more than nine months, not insured by the Federal Deposit Insurance Corporation (the “Senior Notes”) and (ii) subordinated unsecured debt obligations, with maturities of five years or more from their date of issue, not insured by the Federal Deposit Insurance Corporation (the “Subordinated Notes” and, together with the Senior Notes, the “Bank Notes”). The Issuing Bank is a subsidiary of The PNC Financial Services Group, Inc., a Pennsylvania corporation (the “Parent”).

SECTION 1. Appointment as Dealers.

(a) Appointment of Dealers. Subject to the terms and conditions stated herein, the Issuing Bank hereby appoints each Dealer as a dealer for the purpose of soliciting purchases of the Bank Notes from the Issuing Bank by others. Whenever the Issuing Bank agrees to sell Bank Notes directly to a Dealer as principal for resale to others, such sale shall be made in accordance with the provisions of Section 3(a) hereof. No Dealer is authorized to appoint sub-dealers; however, any Dealer may engage the services of any other broker or dealer in connection with the offer or sale of the Bank Notes. The appointment of the Dealers hereunder is not exclusive and the Issuing Bank may from time to time offer Bank Notes for sale otherwise than to or through a Dealer. The Issuing Bank may appoint one or more other dealers for the purpose of soliciting purchases of the Bank Notes upon the terms of this Agreement by execution of a Dealer Agreement (which may be in the form of Exhibit E-1 hereto) or pursuant to a Syndicated Terms Agreement (as defined below). It is understood, however, that if from time to time the Issuing Bank is approached by a prospective agent offering to solicit a specific purchase of Bank Notes, the Issuing Bank may enter into an agreement with such agent with respect to such specific purchase upon such terms as the Issuing Bank and such agent may agree. Each Dealer is acting in connection with the Bank Notes individually and not collectively or jointly.

(b) Aggregate Principal Amount in Relation to Sale of Bank Notes. The Issuing Bank shall not approve the solicitation of purchases of Bank Notes in excess of the aggregate principal amount of such Bank Notes which shall be authorized. Bank Notes may be outstanding at any one time in an aggregate maximum principal amount equal to US$25,000,000,000, inclusive of any notes outstanding which have been issued prior to the date of this Offering Circular by the Bank or entities that have been acquired by the Bank. The Dealers will have no responsibility for maintaining records with respect to the aggregate principal amount of Bank Notes sold or at any time outstanding or of otherwise monitoring the availability of Bank Notes for sale.

(c) Purchases as Principal. The Dealers shall not have any obligation to purchase Bank Notes from the Issuing Bank as principal, but the Dealers may agree from time to time to purchase Bank Notes as principal. Any such purchase of Bank Notes by a Dealer as principal shall be made in accordance with Section 3(a) hereof.

(d) Solicitations as Agent. The Issuing Bank and each Dealer will, in connection with the offering of the Bank Notes on behalf of the Issuing Bank, comply with the restrictions on the offering of Bank Notes and distribution of documents relating thereto set forth in the Disclosure Package and the Offering Circular under the caption “Plan of Distribution” or such other restrictions agreed to by the Issuing Bank and such Dealer. The Dealer will communicate to the Issuing Bank, orally, each offer to purchase Bank Notes solicited by such Dealer on an agency basis, other than those offers rejected by the Dealer. The Dealer shall have the right, in its absolute discretion, to reject any proposed purchase of Bank Notes, as a whole or in part, and any such rejection shall not be deemed a breach of any Dealer’s agreement contained herein. The Issuing Bank may accept or reject any proposed purchase of the Bank Notes, in whole or in part. The Dealer shall make reasonable efforts to assist the Issuing Bank in obtaining performance by each purchaser whose offer to purchase Bank Notes has been solicited by the Dealer and accepted by the Issuing Bank. A Dealer shall not have any liability to the Issuing Bank in the event any such agency purchase is not consummated for any reason other than as a result of the default by the applicable Dealer of its obligations hereunder. If the Issuing Bank shall default on its obligation to deliver Bank Notes to a purchaser whose offer it has accepted, the Issuing Bank shall (i) hold the Dealer harmless against any loss, claim or damage arising from or as a result of such default by the Issuing Bank and (ii) notwithstanding such default, pay to the Dealer any commission to which it would be entitled in connection with such sale.

(e) Reliance. The Issuing Bank and the Dealers agree that any Bank Notes purchased by any Dealer shall be purchased, and any Bank Notes the placement of which a Dealer arranges shall be placed, by such Dealer in reliance on the representations, warranties, covenants and agreements of the Issuing Bank contained herein and on the terms and conditions and in the manner provided herein.

SECTION 2. Representations and Warranties.

(a) The Issuing Bank represents and warrants to each Dealer as of the date hereof, as of the date of each acceptance by the Issuing Bank of an offer for the purchase of Bank Notes (whether to a Dealer as principal or through a Dealer as agent), as of the date of each delivery of Bank Notes (whether to a Dealer as principal or through a Dealer as agent) (the date of each such delivery to a Dealer as principal being hereafter referred to as a “Settlement Date”), as of each Applicable Time (as defined below) and as of each time the Offering Circular or the Disclosure Package shall be amended or supplemented (each of the times referenced above being referred to hereafter as a “Representation Date”), as follows:

(i) Offering Circular; Disclosure Package. The Issuing Bank has caused to be prepared an offering circular, dated January 16, 2014, to be used by the Dealers in connection with the Dealers’ solicitation of purchasers of or offering of the Bank Notes. Such offering circular, in the form transmitted for filing with the Office of the Comptroller of the Currency of the United States (the “OCC”) pursuant to 12 C.F.R. Section 16.6 is referred to herein as the “Offering Circular”; provided, however, that if any amendment or supplement shall be provided to the Dealers by the Issuing Bank expressly for use from and after the time it is first provided to the Dealers in connection with the offering of the Bank Notes, whether or not the same is required to be filed with the OCC pursuant to 12 C.F.R. Section 16.6 or otherwise, the term “Offering Circular” shall be deemed to refer to and include such amendment or supplement from and after the time it is first provided to the Dealers for use. Any reference to the Offering Circular shall be deemed to refer to and include all documents incorporated by reference including the Call Reports and the Periodic Reports (as such terms are hereinafter defined) incorporated by reference therein, and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Offering Circular shall be deemed to include the filing of any Call Report or Periodic Report with any bank regulatory agency or the SEC after the date of this Agreement or the Offering Circular, as the case may be.

The Issuing Bank has been authorized by the Parent to incorporate by reference in the Offering Circular, and will incorporate by reference in the Offering Circular, the Parent’s annual reports on Form 10-K for its most recently ended fiscal year, quarterly reports on Form 10-Q since the last day of its most recently ended fiscal year, current reports on Form 8-K since the last day of its most recently ended fiscal year (other than information therein that, under the rules of the SEC, is deemed not to have been filed) and any other document filed by the Parent with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the rules and regulations thereunder (the “Periodic Reports”). The Offering Circular, as of the date hereof, does not and, as of the applicable Representation Date, will not, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they are made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in the Offering Circular made in reliance upon and in conformity with information furnished to the Issuing Bank in writing by or on behalf of the Dealers expressly for use therein (as of the date hereof all such information so provided by the Dealers is set forth in Schedule 2(a)(i) hereto).

The Issuing Bank will incorporate by reference in the Offering Circular the publicly available portions of each of its Consolidated Reports of Condition and Income (each, a “Call Report” and collectively, the “Call Reports”) (i) for the period ended December 31st for each of the three most recently completed years, and (ii) all Call Reports and any amendments or supplements thereto filed or published after December 31st of the most recently completed year, to and including the most recent Call Report filed or published prior to the offering of any Bank Notes. The publicly available portions of any Call Reports filed by the Issuing Bank subsequent to the date of the Offering Circular and prior to the termination of the offering of the Bank Notes will be incorporated therein by reference.

The Disclosure Package as of the Applicable Time will not include any untrue statement of material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in the Disclosure Package made in reliance upon and in conformity with information furnished to the Issuing Bank in writing by or on behalf of the Dealers expressly for use therein (as of the date hereof all such information so provided by the Dealers is set forth in Schedule 2(a)(i) hereto).

Any individual Supplemental Offering Materials (as defined herein) when considered together with the Disclosure Package, will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in such Supplemental Offering Materials made in reliance upon and in conformity with information furnished to the Issuing Bank in writing by or on behalf of the Dealers expressly for use therein.

As used herein, “Supplemental Offering Materials” means any “written communication” (within the meaning of the regulations of the SEC under the 1933 Act), other than the Offering Circular and the Disclosure Package, prepared by or on behalf of the Parent or the Issuing Bank, that constitutes an offer to sell or a solicitation of an offer to buy the Bank Notes, including without limitation any “road show” as defined in Rule 433 under the Securities Act relating to the Bank Notes that constitutes such a written communication.

“Applicable Time” means such time as agreed between the Issuing Bank and the Dealers to whom or through whom the issue of Bank Notes are being sold in (i) a Syndicated Terms Agreement (as defined in Section 3(a)) or (ii) any other written agreement of the Issuing Bank and such Dealers.

“Disclosure Package” means the Offering Circular, together with the information, if any, identified as being part of the Disclosure Package in (i) a Syndicated Terms Agreement or (ii) any other written agreement of the Issuing Bank and the Dealers to whom or through whom the issue of Bank Notes is being sold.

The documents of the Issuing Bank incorporated by reference in the Offering Circular or the Disclosure Package, at the time they were or hereafter are filed with the applicable federal regulatory authorities (as amended prior to the date hereof or, if amended hereafter, prior to the applicable Representation Date), complied, or when so filed will comply, in all material respects, with all applicable laws, rules and regulations. The documents of the Parent incorporated by reference in the Offering Circular or the Disclosure Package, at the time they were or hereafter are filed with the U.S. Securities and Exchange Commission (the “SEC”) (as amended prior to the date hereof or, if amended hereafter, prior to the applicable Representation Date), complied or when so filed will comply in all material respects with the 1934 Act and the rules and regulations thereunder. Such documents of the Bank and the Parent, when read together with the other information in the Offering Circular and the Disclosure Package, did not and, when so filed, will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were or are made, not misleading.

(ii) Due Organization, Valid Existence and Good Standing. The Issuing Bank is a national banking association duly organized, validly existing and in good standing under the laws of the United States and is licensed, registered or qualified to conduct the business in which it is engaged in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such license, registration or qualification, except to the extent that the failure to be so licensed, registered or qualified or to be in good standing would not have a material adverse effect on the Issuing Bank and its subsidiaries taken as a whole. The Issuing Bank is an insured depository institution under the provisions of the Federal Deposit Insurance Act, as amended (the “FDI Act”). The deposit accounts at the Issuing Bank are insured by the Federal Deposit Insurance Corporation (“FDIC”) to the fullest extent permitted by law and the rules and regulations of the FDIC, and no proceedings for the termination or revocation of such insurance are pending, or, to the knowledge of the Issuing Bank, threatened. The Issuing Bank is a subsidiary of the Parent, a Pennsylvania corporation registered as a bank holding company under the Bank Holding Company Act of 1956, as amended, which has securities registered under the 1934 Act.

(iii) Due Authorization, Execution and Delivery of this Agreement, the Agency Agreement and the Interest Calculation Agreement. The Issuing Bank has all corporate power and authority necessary to execute, deliver and perform, and it has duly authorized, executed and delivered, this Agreement, the Issuing and Paying Agency Agreement dated as of January 16, 2014 (the “Agency Agreement”), between the Issuing Bank and PNC Bank, National Association, as issuing and paying agent, and the Interest Calculation Agreement dated as of January 16, 2014 (the “Interest Calculation Agreement”), between the Issuing Bank and PNC Bank, National Association, as the interest calculation agent (in such capacity, the “Calculation Agent,” which term shall include any successor thereto). This Agreement, the Agency Agreement and the Interest Calculation Agreement are valid and legally binding agreements of the Issuing Bank, enforceable against the Issuing Bank in accordance with their respective terms, subject to applicable bankruptcy, liquidation, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to, or affecting, the rights of creditors of national banking associations, including laws relating to conservatorship and receivership of insured depository institutions, and to general equity principles.

(iv) Due Authorization, Execution and Delivery of the Bank Notes. The Bank Notes have been duly authorized and, when duly completed, executed, authenticated, issued and delivered against payment of the consideration therefor in accordance with the provisions of the Agency Agreement and this Agreement, as specified in the Offering Circular or pursuant to any agreement with respect to the purchase of such Bank Notes, will constitute valid and legally binding obligations of the Issuing Bank enforceable in accordance with their respective terms, subject to applicable bankruptcy, liquidation, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to, or affecting, the rights of creditors of national banking associations, including laws relating to conservatorship and receivership of insured depository institutions, and to general equity principles.

(v) Regulatory Exemptions. The Bank Notes to be issued by the Issuing Bank are exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”) by virtue of Section 3(a)(2) thereof. Qualification of an indenture under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), is not required in connection with the offer, sale, issuance and delivery of the Bank Notes as contemplated hereby. Assuming compliance by the Dealers with the covenant set forth in Section 3(e) and Section 3(f) hereof (but with respect to such Section 3(f), only insofar as a failure to comply therewith would result in the creation of an offering document or any amendments (as such terms are defined for purposes of 12 C.F.R. Section 16.6(a)(5)) that the Bank has not filed and is unable to file with the OCC on or prior to the fifth business day after such offering document or amendment is first used), the Bank Notes are eligible for offer and sale pursuant to 12 C.F.R. Part 16 (including 12 C.F.R. Section 16.6), and all requirements of 12 C.F.R. Part 16 (including 12 C.F.R. Section 16.6) have been and will be satisfied in connection with the offer, sale, issuance or delivery of the Bank Notes pursuant to this Agreement and any agreement with a Dealer to purchase such Bank Notes as principal, except that the Offering Circular and any amendments thereto (other than amendments which contain only pricing information relating to a particular transaction, updated financial information concerning the Issuing Bank or non-material information relating to the Bank Note program) must be filed by the Issuing Bank with the OCC no later than the fifth business day after first use pursuant to 12 C.F.R. Section 16.6.

(vi) Exemption from Investment Company Act. The Issuing Bank is not required to register under the provisions of the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(vii) No Defaults. Neither the Issuing Bank or any of its subsidiaries nor the Parent or any of its subsidiaries is in violation of its charter or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage loan agreement, note, lease or other instrument to which it is a party or by which it or any of them or their properties are bound, except to the extent that such defaults would not in the aggregate have a material adverse effect on the Issuing Bank and its subsidiaries taken as a whole or on the Parent and its subsidiaries taken as a whole or materially and adversely affect the consummation of the transactions contemplated by, or the ability of the Issuing Bank to perform its obligations under, this Agreement, the Bank Notes, the Issuing and Paying Agency Agreement, the Interest Calculation Agreement or any applicable terms agreement (“Material Adverse Effect”). The execution, delivery and performance by the Issuing Bank of this Agreement, the Agency Agreement, the Interest Calculation Agreement, the Bank Notes and any agreement with a Dealer to purchase such Bank Notes as principal, will not (A) constitute a breach of, or default under, the articles of association or by-laws or other organizational documents of the Issuing Bank or any of its subsidiaries or the Parent or any of its subsidiaries (B) constitute a breach of, or default under, any obligation, agreement, covenant or condition in any contract, indenture, mortgage loan agreement or other instrument relating to indebtedness for money borrowed to which the Issuing Bank or the Parent is a party, or (C) violate any law, order, rule, regulation or decree applicable to the Issuing Bank or any of its subsidiaries or the Parent or any of its subsidiaries or any property of the Issuing Bank or any of its subsidiaries or the Parent or any of its subsidiaries except with respect to (B) and (C) for those breaches, defaults or violations that would result in a Material Adverse Effect.

(viii) No Other Approvals Required. Assuming for purposes of 12 C.F.R. Part 16 compliance by the Dealers with the covenants set forth in Section 3(e) and Section 3(f) hereof (but with respect to such Section 3(f), only insofar as a failure to comply therewith would result in the creation of an offering document or any amendments (as such terms are defined for purposes of 12 C.F.R. Section 16.6(a)(5)) that the Bank has not filed and is unable to file with the OCC on or prior to the fifth business day after such offering document or amendment is first used), no consent, approval, authorization, order, registration or qualification of, or filing or notice with, any court or governmental body or agency is required for the offering and sale of the Bank Notes or the performance by the Bank of its obligations under this Agreement, any applicable Terms Agreement, the Bank Notes, the Agency Agreement, or the Interest Calculation Agreement, except (A) such as may be required by the securities or Blue Sky laws of the various states, (B) that the Offering Circular and any amendments thereto (other than amendments which contain only pricing information relating to a particular transaction, updated financial information concerning the Issuing Bank or non material information relating to the Bank Note program) must be filed by the Issuing Bank with the OCC no later than the fifth business day after first use pursuant to 12 C.F.R. Section 16.6, (c) with respect to Subordinated Notes, notice must be filed with the OCC pursuant to 12 C.F.R. Section 5.47 in order for such Subordinated Notes to be counted as Tier 2 capital of the Issuing Bank, (d) for the Issuing Bank, pursuant to Section 38(h)(2) of the FDI Act, to make payment on the Subordinated Notes in the event the Issuing Bank becomes “critically undercapitalized” within the meaning of Section 38(b)(1)(E) of the FDI Act and (e) to the extent that the failure to obtain any consent, approval or authorization, or make any filing, would not in the aggregate have a Material Adverse Effect. Except for those that have been obtained prior to the date hereof or the applicable Representation Date, no approval or authorization of the Parent is required for the Issuing Bank to enter into, or to perform any of its obligations under, this Agreement, the Bank Notes, the Issuing and Paying Agency Agreement, the Interest Calculation Agreement and any applicable terms agreement.

(ix) OCC Notice. The Issuing Bank has not received notice from the OCC that the OCC’s prior approval to issue or prepay Subordinated Notes is required under Section 5.47(f) of 12 C.F.R. Part 5.

(x) Description of Bank Notes. The Bank Notes are substantially in the form heretofore delivered to the Dealers and conform to the description thereof contained in the Offering Circular and the Disclosure Package under the caption “Description of the Notes”.

(xi) Priority of Bank Notes. The Senior Notes are unsecured and unsubordinated debt obligations of the Issuing Bank and rank pari passu among themselves and with all other unsecured and unsubordinated debt obligations of the Issuing Bank except, pursuant to Section 11(d)(11) of the Federal Deposit Insurance Act, the Issuing Bank’s unsecured deposit liabilities (including any claims by the FDIC as the subrogee of insured depositors) and claims for administrative expenses of the FDIC as receiver for the Issuing Bank; the Subordinated Notes are unsecured and subordinated debt obligations of the Issuing Bank and rank pari passu among themselves and with all other debt obligations of the Issuing Bank which are subordinate and junior in right of payment to the Issuing Bank’s obligations to depositors and general creditors, other than obligations which, by their express terms, rank junior to the Subordinated Notes.

(xii) No Material Adverse Change. Since the respective dates as of which information is given in the Offering Circular or the Disclosure Package, as each may be amended or supplemented prior to the Applicable Time, there has not been any material adverse change in the condition, financial or otherwise, business affairs, business prospects or results of operations, or any development reasonably likely to result in a prospective material adverse change in the condition, financial or otherwise, business affairs, business prospects or results of operations of the Issuing Bank and its subsidiaries, or the Parent and its subsidiaries, as the case may be, considered as one enterprise, whether or not arising in the ordinary course of business, other than as set forth or contemplated in the Offering Circular or the Disclosure Package.

(xiii) Financial Statements and Financial Information. The consolidated financial statements and other financial information of the Parent and its consolidated subsidiaries included or incorporated by reference in the Offering Circular or the Disclosure Package, together with the related schedules and notes, fairly present in all material respects the consolidated financial position of the Parent and its consolidated subsidiaries as of the dates indicated therein and the consolidated results of their operations for the periods specified therein; and, except as stated therein, such financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis, and in the case of interim financial statements subject to year-end adjustments. The Call Reports and other financial information of the Issuing Bank included or incorporated by reference in the Offering Circular or the Disclosure Package fairly present in all material respects the financial position of the Issuing Bank and the results of its operations for the periods specified therein; and, except as stated therein, have been prepared in conformity with regulatory instructions issued by the Federal Financial Institution Examination Council applied on a consistent basis. The financial information of certain financial institutions, if any, acquired or proposed to be acquired by the Parent or the Issuing Bank included or incorporated by reference in the Offering Circular or the Disclosure Package fairly present in all material respects the financial positions of such financial institutions as of the dates indicated therein and the results of their operations for the periods specified therein.

(xiv) Legal Proceedings. Except as may be set forth in the Offering Circular or the Disclosure Package, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Issuing Bank, threatened against, the Parent or the Issuing Bank or any of their respective subsidiaries which could reasonably be expected to have a Material Adverse Effect.

(xv) Relationship with Agents. The Issuing Bank acknowledges and agrees that (a) the offering or purchase and sale of the Bank Notes pursuant to this Agreement from time to time, including the determination of the terms of the Bank Notes and the offering thereof, is an arm’s-length commercial transaction between the Issuing Bank, on the one hand, and the several Dealers, on the other hand, (b) in connection with any offering pursuant to this Agreement and the process leading to such offering each Dealer is and has been acting solely as a principal or placement agent, as the case may be, and not a fiduciary of the Parent or the Issuing Bank, or their respective stockholders, creditors, employees or any other party, (c) no Dealer has assumed or will assume an advisory or fiduciary responsibility in favor of the Parent or the Issuing Bank with respect to any offering pursuant to this Agreement or the process leading thereto (irrespective of whether such Dealer has advised or is currently advising the Parent or the Issuing Bank on other matters) and no Dealer has any obligation to the Issuing Bank with respect to any offering pursuant to this Agreement except the obligations expressly set forth in this Agreement, (d) the Dealers and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Parent or the Issuing Bank and (e) the Dealers have not provided any legal, accounting, regulatory or tax advice with respect to any offering contemplated hereby and each of the Parent and the Issuing Bank has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

(xvi) Internal Controls. Parent and its subsidiaries maintain (i) disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) that it evaluates on a regular basis as required under the Exchange Act and, as a result of its most recent review thereof required under the Exchange Act, determined that such controls and procedures were effective, (ii) internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange Act) that it evaluates on a regular basis as required under the Exchange Act and, as a result of its most recent review thereof required under the Exchange Act, determined that such internal control over financial reporting was effective and (iii) a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Other than as disclosed in the Offering Circular and the Disclosure Package, Parent is not aware of any material weaknesses in the internal control over financial reporting of Parent and its subsidiaries.

(xvii) No Unlawful Contributions or Other Payments. Neither the Issuing Bank nor any of its subsidiaries nor, to the knowledge of the Issuing Bank, any director, officer, agent (in its capacity as such), employee or affiliate of the Issuing Bank or any of its subsidiaries has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Issuing Bank, its subsidiaries and, to the knowledge of the Issuing Bank, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(xviii) No Conflict with Money Laundering Laws. To the knowledge of the Issuing Bank, the operations of the Issuing Bank and its subsidiaries are in material compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), and there is no action, suit or proceeding by a governmental agency, authority or body involving the Issuing Bank or any of its subsidiaries with respect to the Money Laundering Laws pending or, to the best knowledge of the Issuing Bank, threatened.

(xix) No Conflict with OFAC Laws. None of the Issuing Bank, any of its subsidiaries or, to the knowledge of the Issuing Bank, any director, officer, agent (in its capacity as such), employee or affiliate of the Issuing Bank or any of its subsidiaries is currently subject to any U.S. sanctions administered or enforced by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State; and the Issuing Bank will not directly or indirectly use the proceeds of the offering of the Bank Notes hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other individual, entity or vessel, for the purpose of financing the activities or business of or with any individual, entity or vessel, or in any country or territory, if such financing is, at the time thereof prohibited by any U.S. sanctions administered or enforced by OFAC or the U.S. Department of State.

(b) Additional Certifications. Any certificate signed by any officer of the Issuing Bank or the Parent and delivered to the Dealers or to counsel for the Dealers in connection with an offering of Bank Notes, or the sale of Bank Notes to a Dealer as principal, contemplated by this Agreement shall be deemed a representation and warranty at the time made by the Issuing Bank to the Dealers as to the matters covered thereby on the date of such certificate and at each Representation Date referred to in Section 2(a) hereof subsequent thereto relating to such offering or sale.

SECTION 3. Purchases as Principal; Solicitations as Agents.

(a) Purchases as Principal. Unless otherwise agreed by a Dealer and the Issuing Bank, Bank Notes shall be purchased by the Dealer as principal. Such purchases shall be made in accordance with terms agreed upon by the Dealer and the Issuing Bank with respect to such information (as applicable) as is specified in Exhibit A hereto (which terms shall be agreed upon orally, with written confirmation prepared by the Dealer and sent via electronic transmission to the Issuing Bank) and, in the case of sales to Dealers on a syndicated basis, a separate terms agreement substantially in the form of Exhibit E-2 hereto (a “Syndicated Terms Agreement”). The Dealer’s commitment to purchase Bank Notes as principal from the Issuing Bank shall be deemed to have been made on the basis of the representations and warranties of the Issuing Bank herein contained and shall be subject to the terms and conditions herein set forth. Each purchase of Bank Notes shall be at a discount from the principal amount of each such Bank Note with such discount being agreed upon between the Issuing Bank and the applicable Dealer at the time of commencement of the applicable solicitation. The Dealer may engage the services of any other broker or dealer in connection with the resale of the Bank Notes purchased as principal and may allow any portion of the discount received from the Issuing Bank in connection with such purchases to such brokers and dealers. At the time of each purchase of Bank Notes by a Dealer as principal, the applicable Terms Agreement shall also specify the requirements for the opinions of counsel, officers’ certificates, representations certificates, and comfort letters pursuant to Sections 6(a), 6(b), 6(c) and 6(e) hereof. The resale of any Bank Notes acquired by such Dealer as principal shall be subject to all of the applicable selling restrictions set forth in the Disclosure Package and the Offering Circular under the caption “Plan of Distribution” or such other restrictions agreed to by the Issuing Bank and such Dealer.

(b) Solicitations as Agents. On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, in the Disclosure Package and in the Offering Circular , when agreed upon by the Issuing Bank and a Dealer, such Dealer, as an agent of the Issuing Bank, will use its reasonable efforts to solicit offers to purchase the Bank Notes upon the terms and conditions set forth herein and in the Offering Circular and to consummate any agency purchase resulting from the acceptance of such an offer by the Bank. All Bank Notes sold through a Dealer as agent will be sold at 100% of their principal amount unless otherwise agreed to by the Issuing Bank and the Dealer.

The Issuing Bank reserves the right, in its sole discretion, to suspend solicitation of purchases of the Bank Notes through the Dealers, as agents, commencing at any time for any period of time or permanently. Upon receipt of instructions from the Issuing Bank, the Dealers will forthwith suspend solicitation of purchases from the Issuing Bank until such time as the Issuing Bank has advised the Dealers that such solicitation may be resumed.

The Issuing Bank agrees to pay each Dealer a commission, in the form of a discount, equal to the applicable percentage of the principal amount of each Bank Note sold by the Issuing Bank as a result of a solicitation made by such Dealer as agreed by the Issuing Bank and the applicable Dealer at the time of commencement of the applicable solicitation. The amount of such commission shall be set forth in the written confirmation relating to such sale and in the pricing supplement referred to in Section 4(f). The Dealers may reallow any portion of the commission payable pursuant hereto to dealers in connection with the offer and sale of any Bank Notes.

(c) Administrative Procedures. The purchase price, interest rate or formula, maturity date, discount or commission amount and other terms of the Bank Notes (as applicable) shall be agreed upon by the Issuing Bank and the applicable Dealer and set forth in a pricing supplement to the Offering Circular, substantially in the form attached hereto as Exhibit A, to be prepared in connection with each sale of Bank Notes. Administrative procedures with respect to the sale of Bank Notes shall be set forth in Exhibit A to the Agency Agreement (the “Procedures”). The Dealers and the Issuing Bank agree to perform the respective duties and obligations specifically provided to be performed by the Dealers and the Issuing Bank herein and in the Procedures.

(d) Delivery. The documents required to be delivered pursuant to Section 6 hereof on the date hereof shall be delivered at the office of Cravath, Swaine & Moore LLP, 825 Eighth Avenue, New York, New York 10019, on the date hereof at 10:00 a.m. New York time, or at such other place and time as the Dealers and the Issuing Bank may agree upon in writing (the “Closing Time”).

(e) Offering and Sale of Bank Notes. The Issuing Bank and the Dealers agree that the Bank Notes are to be offered and sold as set forth in the Offering Circular. Each Dealer hereby severally represents and warrants to, and agrees with, the Issuing Bank that, in relation to Bank Notes to be issued and sold in reliance upon 12 C.F.R. Part 16.6(a), it will only offer and sell Bank Notes to, or accept offers to purchase Bank Notes from, persons it reasonably believes are “accredited investors” (as defined in Rule 501(a) under the 1933 Act) in minimum denominations of not less than $250,000, and it will deliver the Offering Circular or the Disclosure Package within the timeframe required by 12 C.F.R. Part 16.6(a)(5) to each such participating investor.

(f) Limitation on Other Offering Documents. No Dealer is authorized by the Issuing Bank, without the consent of the Issuing Bank, to provide any information or to make any representations relating to the Bank Notes not contained or incorporated by reference in the Offering Circular, the Disclosure Package or any Supplemental Offering Materials (or any amendment or supplement thereto) or in any material published or supplied by a rating agency to any purchaser or potential purchaser in connection with the sale or solicitation of offers to purchase any Bank Note of the Issuing Bank.

SECTION 4. Covenants of the Issuing Bank.

The Issuing Bank covenants with the Dealers as follows:

(a) Amending Offering Circular or Disclosure Package. The Issuing Bank will give the Dealers notice of its intention to prepare any additional offering circular supplement with respect to the sale of Bank Notes or any amendment or supplement to the Offering Circular, the Disclosure Package or any Supplemental Offering Material (excluding pricing supplements with respect to those Dealers not involved with respect to the sale of the Bank Notes covered thereby, and excluding any deemed amendment of the Offering Circular resulting from future filings of any documents incorporated by reference other than any such filings after the date on which the Issuing Bank has agreed to issue Bank Notes and prior to the Settlement Date for such issuance) and will furnish the Dealers with copies of any such amendment or supplement or other documents proposed to be distributed a reasonable time in advance of such distribution and will not distribute any such amendment or supplement or other documents in a form to which the Dealers or counsel for the Dealers shall reasonably object (it being understood that the foregoing shall not be construed to prevent the Issuing Bank or the Parent from making any filing with the OCC or the SEC of any such documents to be incorporated by reference to the extent that the Issuing Bank or the Parent determines such filings are required by the applicable law, rule or regulation). The Issuing Bank will promptly cause such amendment or supplement to the Offering Circular, the Disclosure Package or any Supplemental Offering Material to be filed with the OCC when and to the extent required by 12 C.F.R. Part 16 and will promptly advise the Dealers of the filing of any such amendment or supplement to the Offering Circular or the Disclosure Package with the OCC. In addition, the Issuing Bank will advise the Dealers of (i) any request of any bank regulatory agency or the SEC for any amendment of or supplement to the Offering Circular or the Disclosure Package (including, without limitation, the documents incorporated by reference therein) or for any additional information with respect to such documents or otherwise related to the offering of the Bank Notes; (ii) the institution or threat by any bank regulatory agency or the SEC of any proceeding with respect to the Offering Circular or the Disclosure Package (including, without limitation, the documents incorporated by reference therein) or any amendment or supplement thereto or the offering or sale of the Bank Notes, and (iii) the receipt by the Issuing Bank of any notification with respect to the suspension of the qualification of the Bank Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Issuing Bank will use its reasonable best efforts to prevent the issuance of any order or similar action interfering with the offering or sale of the Bank Notes or the use of the Offering Circular or the Disclosure Package, and, if issued, to obtain as soon as possible the withdrawal thereof.

(b) Copies of Offering Circular and Disclosure Package. The Issuing Bank will deliver to the Dealers as many copies of the Offering Circular and the Disclosure Package (as amended or supplemented, including documents incorporated by reference therein) as the Dealers shall reasonably request in connection with sales or solicitations of offers to purchase the Bank Notes.

(c) Revisions of Offering Circular or Disclosure Package — Material Changes. Except as otherwise provided in subsection (d) of this Section 4, if any event shall occur or condition exist as a result of which it is necessary to (i) amend or supplement the

Offering Circular in order that the Offering Circular will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances existing at any Representation Date or the time it is delivered to a purchaser or (ii) amend or supplement the Disclosure Package in order that the Disclosure Package will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein not misleading in the light of the circumstances existing at any Representation Date or the time it is delivered to a purchaser, in each case prompt notice shall be given, to the Dealers to cease the solicitation of offers to purchase the Bank Notes in their capacity as agents and to cease sales of any Bank Notes the Dealers may then own as principal, and the Issuing Bank will promptly prepare such amendment or supplement as may be necessary to correct such untrue statement or omission. The Dealers shall, at such time as the Issuing Bank shall have furnished to the Dealers an amended or supplemented Offering Circular or an amended or supplemented Disclosure Package, as the case may be, in each case in form reasonably satisfactory to the Dealers and their counsel, resume solicitation of offers to purchase Bank Notes using the Offering Circular or the Disclosure Package, as the case may be, as so amended and supplemented.

(d) Suspension of Certain Obligations. The Issuing Bank shall not be required to comply with the provisions of subsection (c) of this Section 4 or the provisions of Section 8(b), 8(c),8(d), or 8(e) hereof (it being understood that the Issuing Bank may not resume any solicitation hereunder until such provisions are complied with) during any period from the later of the time (i) the Dealers shall have suspended solicitation of purchases of the Bank Notes in their capacity as agents pursuant to a request from the Issuing Bank and (ii) no Dealer shall then hold any Bank Notes purchased as principal pursuant hereto, until the time the Issuing Bank shall determine the solicitation of purchases of the Bank Notes should be resumed or the Dealers shall subsequently purchase Bank Notes from the Issuing Bank as principal pursuant hereto.

(e) Regulatory Reports. The Issuing Bank shall provide the Dealers upon request with copies of the publicly available portions of the Issuing Bank’s Call Reports and copies of any Periodic Reports of the Parent as promptly as practicable after such reports become publicly available except for Call Reports and Periodic Reports that are filed electronically and available without charge on a publicly accessible Internet web site.

(f) Preparation of Pricing Supplements. The Issuing Bank will prepare, with respect to any Bank Notes to be sold through or to the Dealers pursuant to this Agreement, a pricing supplement with respect to such Bank Notes substantially in the form attached hereto as Exhibit A, and, if required by 12 C.F.R. Section 16.6, will file such pricing supplement with the OCC no later than the time required for such filing.

(g) Blue Sky Qualifications. The Issuing Bank will endeavor, in cooperation with the Dealers, to qualify the Bank Notes for offering and sale under the applicable securities laws of such States and other jurisdictions of the United States as the Dealers may reasonably designate, and will maintain such qualifications in effect for as long as may be required for the distribution of the Bank Notes; provided, however, that the Issuing Bank shall not be required to take any action which would subject it to general or unlimited service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or become subject to taxation in any jurisdiction in which it is not otherwise subject. The Issuing Bank will file such statements and reports as may be required by the laws of each jurisdiction in which the Bank Notes have been qualified as above provided. The Issuing Bank will promptly advise the Dealers of the receipt by it of any notification with respect to the suspension of the qualification of the Bank Notes for sale in any such State or jurisdiction or the initiating or threatening of any proceeding for such purpose.

(h) Required Filings. The Issuing Bank will make the filings required by 12 C.F.R. Section 16.6 with respect to the Bank Notes and by 12 C.F.R. Section 5.47 with respect to inclusion of the Subordinated Notes in Tier 2 capital when and as required by such provisions. Without limiting the foregoing, the Issuing Bank agrees to file the Offering Circular, any Disclosure Package and any Supplemental Offering Materials with the OCC when and as required by 12 C.F.R. Part 16.

(i) Stand-Off Agreement. In connection with a purchase by a Dealer of Bank Notes as principal, between the date of the agreement to purchase such Bank Notes and the Settlement Date with respect to such purchase, the Issuing Bank will not, without the prior consent of the Dealer who is a party to such agreement, offer or sell, or enter into any agreement to sell, any debt securities of the Issuing Bank substantially similar to the Bank Notes (other than the Bank Notes that are to be sold pursuant to such agreement, Bank Notes sold to Parent or to any other subsidiary of Parent, deposit and other bank obligations issued and sold directly by the Issuing Bank in the ordinary course of its business and debt instruments described in Section 3(a)(3) of the 1933 Act).

(j) Termination of Purchaser Obligations. The Issuing Bank agrees that any person who has agreed to purchase Bank Notes as the result of an offer to purchase solicited by a Dealer has the right, exercisable only prior to such purchase, to refuse to purchase and pay for such Bank Notes if, on the related Settlement Date fixed pursuant to the Procedures, any event or condition set forth in Section 12(b) hereof shall have occurred and be continuing on such date (it being understood that the judgment of such person with respect to the impracticability of such purchase of the Bank Notes shall be substituted, for purposes of this Section 4(j), for the respective judgment of such Dealer with respect to certain matters referred to in such Section 12(b), and that such Dealer shall have no duty or obligation whatsoever to exercise the judgment permitted under such Section 12(b) on behalf of any such person).

(k) No Other Offering Documents. The Issuing Bank will not, unless it obtains the prior consent of the Dealers to whom or through whom a particular issue of Bank Notes is to be sold, use any Supplemental Offering Materials with respect to such Bank Notes.

SECTION 5. Payment of Expenses.

Whether or not the transactions contemplated hereunder are consummated or this Agreement or any agreement by a Dealer to purchase Bank Notes as principal is terminated, the Issuing Bank agrees to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement including: (a) the printing, preparation and delivery of the Offering Circular, the Disclosure Package, any Supplemental Offering Materials and all amendments and supplements thereto; (b) the preparation and reproduction of this Agreement; (c) the preparation, issuance and delivery of the Bank Notes, including any fees and expenses related to the use of book-entry notes; (d) the fees and disbursements of the Issuing Bank’s counsel and accountants and of any calculation agents or exchange rate agents; (e) any reasonable advertising and other out-of-pocket expenses of the Dealers incurred with the approval of the Issuing Bank; (f) the qualification of the Bank Notes under state securities laws in accordance with the provisions of Section 4(g) hereof, including the filing fees and the reasonable fees and disbursements of counsel for the Dealers in connection therewith and in connection with the preparation of any Blue Sky Survey and any Legal Investment Survey; (g) the fees and expenses, if any, incurred with respect to compliance with any applicable requirements of the Financial Industry Regulatory Authority Rule 5100 or any successor rule, including the filing fees and the fees and disbursements of counsel to the Dealers in connection therewith; (h) all fees paid to exchanges in connection with the listing of the Bank Notes on any exchange; and (i) the cost of preparing and providing any CUSIP or other identification numbers for the Bank Notes.

Whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, the Issuing Bank also agrees to pay all fees charged by rating agencies for the rating of any of the Bank Notes as well as the fees, expenses and disbursements of counsel to the Dealers incurred in connection with the establishment of, but not subsequent issuances under, the Global Bank Note Program described in the Offering Circular.

SECTION 6. Conditions of Dealers’ Obligations.

The obligations of the Dealers to solicit offers to purchase the Bank Notes as agents of the Issuing Bank, the obligations of any purchasers of Bank Notes sold through a Dealer as agent, and any obligation of a Dealer to purchase Bank Notes pursuant to any agreement by such Dealer to purchase Bank Notes as principal (or otherwise), will be subject at all times to the accuracy of the representations and warranties contained herein on the part of the Issuing Bank and to the accuracy of the statements of the Issuing Bank’s and the Parent’s officers made in any certificate furnished pursuant to the provisions hereof, to the performance and observance by the Issuing Bank of all covenants and agreements herein contained in all material respects and to the following additional conditions precedent:

(a) Legal Opinions.

(i) Opinions of Counsel to the Issuing Bank and the Parent. On the date hereof, the Dealers shall have received the following legal opinions and disclosure statements, dated as of the date hereof, in form and substance satisfactory to the Dealers, and on the dates set forth in Section 8(c) or Section 8(d), the Dealers shall have received the following legal opinions and disclosure statements to the extent required by such Sections, dated as of the date required therein, in form and substance reasonably satisfactory to the Dealers:

(A) the legal opinion of internal counsel to the Issuing Bank and the Parent, substantially in the form of Exhibit B-1 hereto,

(B) the disclosure statement of internal counsel to the Issuing Bank and the Parent, substantially in the form of Exhibit B-2 hereto, and

(C) the legal opinion and disclosure statement of Wachtell, Lipton, Rosen & Katz LLP, external counsel to the Issuing Bank and the Parent, substantially in the form of Exhibit B-3 hereto.

(ii) Opinion of Counsel to the Dealers. On the date hereof and on each Settlement Date, the Dealers shall have received a customary legal opinion and disclosure statement of Cravath, Swaine & Moore LLP, counsel to the Dealers, or other counsel reasonably acceptable to the Dealers, covering such matters as the Dealers may reasonably request, dated as of the date hereof, or as of such Settlement Date, as the case may be.

(b) Officer’s Certificates. On the date hereof and, if required pursuant to Section 8(b) hereof, on each other applicable date, as the case may be, the Dealers shall have received a certificate of the President, a Senior Vice President or a Vice President, or the equivalent thereof, of the Issuing Bank reasonably satisfactory to the Dealers, substantially in the form of Exhibit C hereto.

(c) Representations Certificate. On the date hereof and, if required pursuant to Section 8(b) hereof, on each other applicable date, as the case may be the Dealers shall have received a certificate of the President, a Senior Vice President or a Vice President of the Parent, substantially in the form of Exhibit D hereto.

(d) Secretary’s Certificate. On the date hereof the Dealers shall have received a certificate of the Corporate Secretary of the Issuing Bank that includes the following exhibits:

(i) Articles of Association of the Issuing Bank,

(ii) Bylaws of the Issuing Bank,

(iii) Resolutions of the Board of Directors of the Issuing Bank authorizing entrance into the Bank Note program, and

(iv) Incumbency Certificate of the Issuing Bank.

(e) Accountant’s Comfort Letter. On the date hereof and, if required pursuant to Section 8(e) hereof, the Dealers shall have received a letter dated the date hereof or such other applicable date as the case may be and in form and substance reasonably satisfactory to the Dealers, from the independent accountants to the Parent, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Offering Circular, and confirming that they are independent certified public accountants with respect to the Parent pursuant to the Code of Professional Conduct of the American Institute of Certified Public Accountants.

(f) Ratings. The Bank Notes shall have been rated investment grade by at least one nationally recognized statistical rating organization.

(g) Other Documents. On the date hereof and on each Settlement Date, counsel to the Dealers shall have been furnished with such documents and opinions as such counsel may reasonably request for the purpose of enabling such counsel to pass upon the issuance and sale of the Bank Notes as herein contemplated and related proceedings, or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Issuing Bank in connection with the issuance and sale of the Bank Notes as herein contemplated shall be reasonably satisfactory in form and substance to the Dealers and to counsel to the Dealers.

(h) Termination. If any condition specified in this Section 6 shall not have been fulfilled when and as required to be fulfilled, this Agreement (or, at the option of the Dealer, any applicable agreement by such Dealer to purchase Bank Notes as principal) may be terminated, insofar as this Agreement or such agreement relates to a particular Dealer, by such Dealer, by notice to the Issuing Bank at any time prior to the fulfillment of such condition and any such termination shall be without liability of any party to any other party, except that the provisions under Section 5 hereof, the indemnity and contribution agreements set forth in Sections 9 and 10 hereof, the provisions of Section 11 hereof, the termination procedures of Section 12(c) hereof, the notice provisions of Section 13 hereof, the provisions set forth under “Parties” of Section 14 hereof and the governing law provisions set forth under Section 17 hereof shall remain in effect.

SECTION 7. Delivery of and Payment for Bank Notes Sold through a Dealer.

Delivery of Bank Notes sold by the Issuing Bank through a Dealer as agent shall be made by the Issuing Bank to such Dealer for the account of any purchaser only against payment therefor in immediately available funds. In the event that a purchaser shall fail either to accept delivery of or to make payment for a Bank Note on the date fixed for settlement, the Dealer shall promptly notify the Issuing Bank and deliver the Bank Note to the Issuing Bank, and, if the Dealer has theretofore paid the Issuing Bank for such Bank Note, the Issuing Bank will promptly return such funds to the Dealer. If such failure shall have occurred for any reason other than as a result of the default by the applicable Dealer with respect to its obligations hereunder, the Issuing Bank will reimburse such Dealer on an equitable basis for its loss of the use of funds during the period when the funds were credited to the account of the Issuing Bank.

SECTION 8. Additional Covenants of the Issuing Bank.

The Issuing Bank covenants and agrees with each Dealer that:

(a) Reaffirmation of Representations and Warranties. Each acceptance by the Issuing Bank of an offer for the purchase of Bank Notes (whether to a Dealer as principal or through the Dealer as agent), and each delivery of such Bank Notes to the Dealers, shall be deemed to be an affirmation that the representations and warranties of the Issuing Bank contained in this Agreement and in any certificate theretofore delivered to the Dealers pursuant hereto are true and correct at the time of such acceptance or delivery, as the case may be, and an undertaking that such representations and warranties will be true and correct at the time of delivery by the Issuing Bank to the purchaser or his agent, or to the applicable Dealer, of such Bank Notes relating to such acceptance or delivery, as though made at and as of each such time

(and it is understood that such representations and warranties shall relate to the Offering Circular or the Disclosure Package, as the case may be, each as amended and supplemented to each such time, including any amendment resulting from incorporation by reference of documents filed by the Issuing Bank or the Parent).

(b) Subsequent Delivery of Certificates. On each Settlement Date, the Issuing Bank shall furnish or cause to be furnished to the Dealers forthwith certificates from each of the Issuing Bank and the Parent dated such Settlement Date, in form reasonably satisfactory to the Dealers to the effect that the statements contained in the certificates referred to in Sections 6(b) and 6(c) hereof which were last furnished to the Dealers are true and correct at the time of such amendment or supplement or filing or sale, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Offering Circular as amended and supplemented to such time, including any amendment resulting from incorporation by reference of documents filed by the Issuing Bank and the Parent), or, in lieu of such certificates, certificates of the same form as the certificates referred to in said Sections 6(b) and 6(c), modified as necessary to relate to the Offering Circular or the Disclosure Package, as the case may be, each as amended and supplemented to the time of delivery of such certificates; provided, however, no certificates need be given during any period in which the Dealers have been instructed to or have suspended the solicitation and receipt of offers to purchase Notes but shall be required to be given before the Dealers shall again resume solicitation and receipt of offers to purchase Notes.

On each Settlement Date, the Dealers shall have received a certificate of the Corporate Secretary of the Issuing Bank substantially in the form of Exhibit F hereto, certifying that as of the Settlement Date, none of the documents listed in Section 6(d)(i) through (iv) above has been modified, updated or amended; provided, however, that if any such documents have been modified, updated or amended, the Issuing Bank shall attach such modified, updated or amended document as an exhibit to the certificate described in this paragraph of Section 8(b).

On each date on which the Issuing Bank has agreed to issue Bank Notes (each such date, a “Pricing Date”) and Settlement Date that occurs after the date on which Parent files a press release with the SEC disclosing its financial results for a completed fiscal period but prior to the date on which Parent files its Form 10-K or Form 10-Q for such period (each such Pricing Date and Settlement Date, a “Post-Earnings Date”), the Dealers shall have received a certificate of the Controller of the Parent substantially in the form of Exhibit G hereto.

(c) Subsequent Delivery of Legal Opinions. On each Settlement Date, the Issuing Bank shall furnish or cause to be furnished forthwith to the Dealers and their counsel a written opinion from counsel last furnishing the opinion referred to in Section 6(a)(i)(A) hereof, or other counsel reasonably satisfactory to the Dealers, dated the Settlement Date, in form satisfactory to the Dealers, of the same form as the opinion referred to in Section 6(a)(i)(A) hereof but modified, as necessary, to relate to the Offering Circular or the Disclosure Package as amended and supplemented to the time of delivery of such opinion; provided, however, that no opinions need be given during any period in which the Dealers have been instructed to or have suspended the solicitation and receipt of offers to purchase Notes but shall be required to be given before the Dealers shall again resume solicitation and receipt of offers to purchase Notes.

(d) Subsequent Delivery of Disclosure Statements. On each Settlement Date, the Issuing Bank shall furnish or cause to be furnished forthwith to the Dealers and their counsel a written disclosure statement from counsel last furnishing the disclosure statement referred to in Section 6(a)(i)(B) hereof, or other counsel reasonably satisfactory to the Dealers, dated the Settlement Date, as the case may be, in form reasonably satisfactory to the Dealers, of the same form as the disclosure statement referred to in Section 6(a)(i)(B) hereof but modified, as necessary, to relate to the Offering Circular or the Disclosure Package as amended and supplemented to the time of delivery of such disclosure statement; provided, however, that no disclosure statement need be given during any period in which the Dealers have been instructed to or have suspended the solicitation and receipt of offers to purchase Notes but shall be required to be given before the Dealers shall again resume solicitation and receipt of offers to purchase Notes.

(e) Subsequent Delivery of Comfort Letters. On each (i) Pricing Date, and (ii) Settlement Date, the Issuing Bank shall cause the independent accountants to the Parent forthwith to furnish the Dealers a letter, dated the Pricing Date or the Settlement Date, as the case may be, in form reasonably satisfactory to the Dealers, of the same tenor as the letter referred to in Section 6(e) hereof with such changes as may be necessary to reflect the amended and supplemented financial information included or incorporated by reference in the Offering Circular or the Disclosure Package, as amended or supplemented to the date of such letter; provided, however, that if the Offering Circular is amended or supplemented solely to include financial information as of and for a fiscal quarter, the independent accountants to the Parent may limit the scope of such letter to the unaudited financial statements included in such amendment or supplement unless any other information included therein of an accounting, financial or statistical nature is of such a nature that, in the Dealer’s judgment, such letter should cover such other information; provided, however, that no letters need be given during any period in which the Dealers have been instructed to or have suspended the solicitation and receipt of offers to purchase Notes but shall be required to be given before the Dealers shall again resume solicitation and receipt of offers to purchase Notes.

SECTION 9. Indemnification.

(a) Indemnification of Dealers. Subject to Section 9(c) below, the Issuing Bank agrees to indemnify and hold harmless each Dealer, its respective directors and affiliates and each person, if any, who controls each Dealer within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

(i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Offering Circular, the Disclosure Package or any Supplemental Offering Materials (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

(ii) against any and all expense whatsoever (including the fees and disbursements of counsel chosen by the Dealers), as incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) above;

provided, however, that this indemnity does not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Issuing Bank by the Dealers expressly for use in the Offering Circular, the Disclosure Package or any Supplemental Offering Materials (or any amendment or supplement thereto). This indemnity will be in addition to any liability that the Issuing Bank may otherwise have.

(b) Indemnification of the Issuing Bank. Each Dealer agrees, severally and not jointly, to indemnify and hold harmless the Issuing Bank, its respective directors and each person, if any, who controls the Issuing Bank within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense whatsoever described in the indemnity contained in subsection (a) of this Section 9, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Offering Circular, the Disclosure Package or any Supplemental Offering Materials (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Issuing Bank by such Dealer expressly for use in the Offering Circular, the Disclosure Package or any Supplemental Offering Materials (or any amendment or supplement thereto). This indemnity will be in addition to any liability that any Dealer may otherwise have.

(c) Actions Against Parties; Notification. Promptly after receipt by an indemnified party under Sections 9(a) or (b) of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability that it may have to any indemnified party otherwise than under Sections 9(a) or (b) except to the extent that the indemnifying party is prejudiced as a result thereof. In case any such action is brought against any indemnified party, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the notice from such indemnified party required by the preceding sentence, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to so assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under Sections 9(a) or (b) for any legal or other expenses subsequently incurred by such indemnified party (other than reasonable costs of investigation) in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate national counsel (in addition to any local counsel) representing the indemnified parties who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 9 or Section 10 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

SECTION 10. Contribution.

If the indemnification provided for in Section 9 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuing Bank, on the one hand, and the applicable Dealer(s), on the other hand, from the offering of the Bank Notes that were the subject of the claim for indemnification or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuing Bank, on the one hand, and the applicable Dealer(s), on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Issuing Bank, on the one hand, and the applicable Dealer(s), on the other hand, in connection with the offering of the Bank Notes that were the subject of the claim for indemnification shall be deemed to be in the same respective proportions as the total net proceeds from the offering of such Bank Notes (before deducting expenses) received by the Issuing Bank and the total discount or commission received by each applicable Dealer, as the case may be, bears to the aggregate initial offering price of such Bank Notes.

The relative fault of the Issuing Bank, on the one hand, and the applicable Dealer(s), on the other hand, shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Issuing Bank or by the applicable Dealer(s) and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Issuing Bank and the Dealers agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation (even if the applicable Dealer(s) were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 10. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 10 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any applicable untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 10, (i) no Dealer shall be required to contribute any amount in excess of the amount by which the total discount or commission received by such Dealer in connection with the offering of the Bank Notes that were the subject of the claim for indemnification exceeds the amount of any damages which such Dealer has otherwise been required to pay by reason of any applicable untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 10, each person, if any, who controls a Dealer within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Dealer, and each person, if any, who controls the Issuing Bank within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Issuing Bank. The obligations of each of the Dealers and the Issuing Bank under this Section 10 to contribute are several in proportion to the respective purchases or sales made by or through it to which such loss, claim, damage or liability (or action in respect thereof) relates and are not joint.

SECTION 11. Representations, Warranties and Agreements to Survive Delivery.

All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Issuing Bank or the Parent pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Dealers or any controlling person of a Dealer, or by or on behalf of the Issuing Bank, and shall survive each delivery of and payment for any of the Bank Notes.

SECTION 12. Termination.

(a) Termination of this Agreement. This Agreement (excluding any agreement hereunder by a Dealer to purchase Bank Notes as principal) may be terminated for any reason, at any time by the Issuing Bank or any of the Dealers, in each case as to itself, immediately upon the giving of 30 days’ written notice of such termination to the other parties hereto in accordance with the provisions of Section 13 hereof.

(b) Termination of an Agreement to Purchase Bank Notes as Principal. A Dealer may terminate an agreement hereunder by such Dealer to purchase Bank Notes as principal, immediately upon notice to the Issuing Bank, at any time prior to the Settlement Date relating thereto:

(i) if there has been, since the date of such agreement or since the respective dates as of which information is given in the Offering Circular or the Disclosure Package as it exists immediately prior to such agreement, any material adverse change in the condition, financial or otherwise, business affairs, business prospects or results of operations, or any development reasonably likely to result in a prospective material adverse change in the condition, financial or otherwise, business affairs, business prospects or results of operations, of the Issuing Bank and its subsidiaries, or of the Parent and its subsidiaries, as the case may be, considered as one enterprise, whether or not arising in the ordinary course of business, which is, in the judgment of such Dealer, so material and adverse as to make it impractical or inadvisable to proceed with the offering or the delivery of the Bank Notes as contemplated by the Offering Circular (exclusive of any amendment thereof) and the Disclosure Package (exclusive of any supplement thereto);

(ii) if since the date of any such agreement by such Dealer to purchase Bank Notes, there shall have occurred any material adverse change in the financial markets in the United States or in international financial markets, or any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other national or international calamity or crisis the effect of which , which is, in the judgment of such Dealer, so material and adverse as to make it impractical or inadvisable to proceed with the offering or the delivery of the Bank Notes as contemplated by the Offering Circular (exclusive of any amendment thereof) and the Disclosure Package (exclusive of any supplement thereto);

(iii) if since the date of any such agreement by such Dealer to purchase Bank Notes, trading in any securities of the Issuing Bank or the Parent shall have been suspended by the SEC or a national securities exchange, or if trading generally on the New York Stock Exchange, the Nasdaq Market or the Chicago Board of Trade shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, by any of said exchanges or by order of the SEC or any other governmental authority, or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, or if a banking moratorium shall have been declared by federal, New York or Pennsylvania authorities;

(iv) if the rating assigned by any nationally recognized statistical rating agency (as defined by the SEC in Section 3(a)(62) of the 1934 Act) to any debt securities of the Issuing Bank as of the date of such agreement shall have been lowered since that date or if any such rating agency shall have publicly announced that it has placed under surveillance or review, other than with positive implications, its rating of any debt securities or deposits of the Issuing Bank or the Parent; or

(v) if there shall have come to such Dealer’s attention any facts that would cause such Dealer to believe that the Offering Circular or the Disclosure Package or any amendment thereto or supplement thereof, at the time it was required to be delivered to a purchaser of Bank Notes, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at the time of such delivery, not misleading.

(c) General. In the event of any such termination described in Section 12(a) or Section 12(b) hereto, none of the parties will have any liability to the other parties hereto, except that (i) the Dealers shall be entitled to any commissions earned in accordance with the third paragraph of Section 3(b) hereof, (ii) if at the time of termination (a) a Dealer shall own any Bank Notes purchased with the intention of reselling them or (b) an offer to purchase any of the Bank Notes has been accepted by the Issuing Bank but the time of delivery to the purchaser or his agent of such Bank Notes relating thereto has not occurred, the covenants set forth in Sections 4 and 8 hereof shall remain in effect until such Bank Notes are so resold or delivered, as the case may be, and (iii) the provisions of Section 5 hereof, the indemnity and contribution agreements set forth in Sections 9 and 10 hereof, and the provisions of Sections 11, 12(c), 13, 14 and 17 hereof shall remain in effect.

SECTION 13. Notices.

Unless otherwise provided herein, all notices required under the terms and provisions hereof shall be in writing, either delivered by hand, by mail or by telex, telecopier or telegram, and any such notice shall be effective when received at the address specified below.

If to the Issuing Bank:

PNC Bank, National Association

Three PNC Plaza

225 Fifth Avenue

6th Floor

Pittsburgh, PA 15222

Attention: Lisa Kovac, SVP & Funding Manager

Facsimile Number: (412) 762-1728

Telephone Number: (412) 762-8400

If to the Parent:

The PNC Financial Services Group, Inc.

Three PNC Plaza

225 Fifth Avenue

6th Floor

Pittsburgh, PA 15222

Attention: Lisa Kovac

Facsimile Number: (412) 762-1728

Telephone Number: (412) 762-8400

If to Citigroup Global Markets Inc.:

Citigroup Global Markets Inc.

388 Greenwich Street

New York, NY 10013

Attention: Transaction Execution Group

Facsimile Number: (646) 291-5209

Telephone Number: (212) 816-1135

If to any other Dealer: at its notice address(es) specified on Schedule I hereto or at such other address as such party may designate from time to time by notice duly given in accordance with the terms of this Section 13.

SECTION 14. Parties.

This Agreement shall inure to the benefit of and be binding upon the Dealers and the Issuing Bank and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons, directors and affiliates referred to in Sections 9 and 10 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein or therein contained.

This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and their respective successors and said controlling persons, directors and affiliates and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Bank Notes shall be deemed to be a successor by reason merely of such purchase. Notwithstanding the foregoing, the purchasers referred to in Section 4(j) shall have the rights set forth therein.

SECTION 15. Default by One or More of the Agents Acting as Principal.

If one or more of the Dealers acting as principal pursuant to Section 3(a) hereof shall fail at any Settlement Date to purchase the Bank Notes that it or they are obligated to purchase under this Agreement (the “Defaulted Notes”), then the non-defaulting Dealer(s) acting as principal shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Dealers acting as principal, or any other underwriters, to purchase all, but not less than all, of the Defaulted Notes in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the non-defaulting Dealers acting as principal shall not have completed such arrangements within such 24-hour period, then:

(a) if the aggregate principal amount of Defaulted Notes does not exceed 10% of the aggregate principal amount of the Notes to be purchased hereunder, each of the non-defaulting Dealers acting as principal shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their initial respective underwriting obligations under the applicable terms agreement bear to the underwriting obligations of all non-defaulting Dealers acting as principal, or

(b) if the aggregate principal amount of Defaulted Notes exceeds 10% of the aggregate principal amount of the Notes to be purchased under the applicable terms agreement entered into pursuant to Section 3(a) hereof shall terminate without liability on the part of any non-defaulting Dealers acting as principal.

No action taken pursuant to this Section 15 shall relieve any defaulting Dealers acting as principal from liability in respect of its default.

In the event of any such default that does not result in a termination of the applicable terms agreement entered into pursuant to Section 3(a) hereof, either the non-defaulting Dealer(s) acting as principal or the Issuing Bank shall have the right to postpone the Settlement Date for a period not exceeding seven days in order to effect any required changes in any documents or arrangements relating thereto.

SECTION 16. Waiver of Jury Trial.

The Issuing Bank and each of the Dealers hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

SECTION 17. Governing Law.

This Agreement and all the rights and obligations of the parties shall be governed by and construed in accordance with the laws of the State of New York, excluding any choice-of-law principles that would otherwise require the application of the law of any other jurisdiction.

SECTION 18. Counterparts.

This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Issuing Bank a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between the Issuing Bank and each of the Dealers in accordance with its terms.

Very truly yours,

PNC BANK, NATIONAL ASSOCIATION

by	/s/ Randall C. King
	Name:	Randall C. King
	Title:	Executive Vice President

CONFIRMED AND ACCEPTED,
as of the date first above written:

CITIGROUP GLOBAL MARKETS INC.

by	/s/ Jack D. McSpadden, Jr.
	Name:	Jack D. McSpadden, Jr.
	Title:	Managing Director

BARCLAYS CAPITAL INC.

by	/s/ Paige Maire
	Name:	Paige Maire
	Title:	Managing Director

CREDIT SUISSE SECURITIES (USA) LLC

by	/s/ Sharon Harrison
	Name:	Sharon Harrison
	Title:	Director

DEUTSCHE BANK SECURITIES INC.

by	/s/ Anguel Zaprianov
	Name:	Anguel Zaprianov
	Title:	Managing Director

by	/s/ Tom Criqui
	Name:	Tom Criqui
	Title:	Director

GOLDMAN, SACHS & CO.

by	/s/ Adam Green
	Name:	Adam Green
	Title:	Vice President

JEFFERIES LLC

by	Frank Cican
	Name:	Frank Cican
	Title:	Managing Director

J.P. MORGAN SECURITIES LLC

by	/s/ Stephen L. Sheiner
	Name:	Stephen L. Sheiner
	Title:	Executive Director

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

by	/s/ Matt Basler
	Name:	Matt Basler
	Title:	Managing Director

MORGAN STANLEY & CO. LLC

by	/s/ Yurij Slyz
	Name:	Yurij Slyz
	Title:	Executive Director

PNC CAPITAL MARKETS LLC

by	/s/ Robert W. Thomas
	Name:	Robert W. Thomas
	Title:	Managing Director

SANDLER O’NEILL & PARTNERS, L.P.

by	/s/ Robert A. Kleinert
	Name:	Robert A. Kleinert
	Title:	An Officer of the Corporation

U.S. BANCORP INVESTMENTS, INC.

by	/s/ Douglas Fink
	Name:	Douglas Fink
	Title:	Managing Director

WELLS FARGO SECURITIES, LLC

by	/s/ Carolyn Hurley
	Name:	Carolyn Hurley
	Title:	Director

EXHIBIT A

PRICING SUPPLEMENT

$

PNC BANK, NATIONAL ASSOCIATION

$         [Senior][Subordinated][Floating Rate] Notes due

[Senior][Subordinated][Floating Rate] Notes Issue Price:     %

This pricing supplement supplements the terms and conditions in, and incorporates by reference, the offering circular dated January 16, 2014(the “Offering Circular”), and all documents incorporated by reference in the Offering Circular, and should be read in conjunction with the Offering Circular.

CUSIP No.:
Form of Note:
[ ] Book-Entry
[ ] Certificated
[ ] Senior
[ ] Subordinated

Principal Amount:

Trade Date:

Original Issue Date:

Maturity Date:
Interest Rate:
[ ] Fixed Rate
[ ] Federal Funds Rate (effective) (open) (target)
[ ] LIBOR
[ ] Other Base Rate (as described below)

Dealer’s Commission:

Proceeds (after discount and commissions and before issuer expenses):

Dealer	Principal Amount of Notes

Repayment and Redemption Terms:

Issue Price (Dollar Amount and Percentage of Principal Amount):
Amount: $ /
%

Interest Rate/Initial Interest Rate:

Interest Payment Dates:

Regular Record Dates:

Interest Determination Dates:

Interest Reset Dates:

Index Source:

Index Maturity:

Spread:

Spread Multiplier:

Day Count:

Minimum Interest Rate:

Maximum Interest Rate:

For Extendible Notes:

Initial Maturity Date:

Extension Feature:

For Discount Notes: Original Issue Discount: %

Yield to maturity:
Discount Notes:
[ ] Subject to special provisions set forth therein with respect to the principal amount thereof payable upon any redemption or acceleration of the maturity thereof.
[ ] For Federal income tax purposes only.
Applicable (for further information see pages [—] of the Offering Circular)

The Notes will not be listed on any securities exchange. Currently there is no trading market for the Notes.

The Notes are not deposits and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency. The Notes are issued by the PNC Bank, National Association (the “Bank”) and are not obligations of, or otherwise guaranteed by, the Bank’s ultimate parent company, The PNC Financial Services Group, Inc., or any of the Bank’s other affiliates.

A-1

Investing in the Notes involves risks. See “Risk Factors” on pages [—] of the Offering Circular.

None of the Securities and Exchange Commission (the “SEC”), the Office of the Comptroller of the Currency (the “OCC”) or any state securities commission has approved or disapproved of the Notes or determined if the Offering Circular is truthful or complete. Any representation to the contrary is a criminal offense.

The Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or Part 16 of the Regulations of the OCC. The Notes are being offered and sold pursuant to an exemption from registration with the SEC pursuant to Section 3(a)(2) of the Securities Act and the abbreviated securities registration procedures of the OCC set forth in Part 16 of the OCC’s regulations. Accordingly, the Notes are being offered only to investors that are “accredited investors” as defined in Rule 501 under the Securities Act, and each owner of a beneficial interest in a Note will be required to hold such beneficial interest in a minimum principal amount of $250,000.

[Because our affiliate PNC Capital Markets LLC is participating in this offering, PNC Capital Markets LLC is deemed to have a “conflict of interest” within the meaning of Financial Industry Regulatory Authority (“FINRA”) Rule 5121. Accordingly, the offering is being conducted in compliance with FINRA Rule 5121 regarding a FINRA member firm’s participation in the distribution of securities of an affiliate. In accordance with Rule 5121, PNC Capital Markets LLC may not make sales in this offering to any discretionary account without the prior approval of the customer.]

The dealers expect to deliver the Senior Notes to purchasers in book-entry form through the facilities of The Depository Trust Company and its direct participants on or about

A-2

EXHIBIT B-1

OPINION OF INTERNAL COUNSEL TO THE ISSUING BANK AND THE PARENT

Pursuant to Section 6(a)(i)(A) (and to the extent required by Sections 3(a) and 8(c)) of the Distribution Agreement, internal counsel to the Issuing Bank shall furnish to the Dealers an opinion, to the effect that:

Upon the basis of the foregoing, it is my opinion that:

(i) The Issuing Bank is a national banking association duly organized, validly existing and in good standing under the laws of the United States. The Parent is a registered bank holding company under the Bank Holding Company Act of 1956, as amended. The Parent is a corporation duly organized, and presently subsisting under the laws of the Commonwealth of Pennsylvania. The Issuing Bank is a wholly owned direct or indirect subsidiary of the Parent. The Parent has securities registered under the Securities Act of 1934, as amended (the “1934 Act”).

(ii) Each of the Distribution Agreement [if syndicated: the Syndicated Terms Agreement], the Agency Agreement and the Interest Calculation Agreement have been duly authorized, executed and delivered by the Issuing Bank and is a valid and legally binding agreement of the Issuing Bank, enforceable in accordance with its terms.

(iii) The Bank Notes have been duly authorized and, when issued and authenticated against payment of the consideration therefore in accordance with the provisions of the [if syndicated: the Syndicated Terms Agreement] Agency Agreement and the Distribution Agreement, will be valid and binding obligations of the Issuing Bank, enforceable in accordance their respective terms.

(iv) Assuming that Bank Notes are (a) offered and sold in minimum denominations of $250,000 only to persons who are “accredited investors”, as defined in Rule 501(a) under the 1933 Act, (b) purchasers receive an Offering Circular, excluding the documents incorporated by reference therein, and (c) the Issuing Bank files the Offering Circular and any amendments thereto, excluding the documents incorporated by reference therein, with the Office of the Comptroller of the Currency (“OCC”) no later than the fifth business day after they are first used, then the offer and sale of the Bank Notes will comply with 12 C.F.R. Part 16.6(a).

(v) The Bank Notes are exempt from registration under Section 3(a)(2) of the 1933 Act. Neither registration of the Bank Notes under the 1933 Act nor qualification of an indenture under the Trust Indenture Act of 1939, as amended, will be required in connection with the offer, sale, issuance or delivery of such Bank Notes pursuant to the Distribution Agreement or any applicable agreement by a Dealer party to the Distribution Agreement to purchase the Bank Notes as principal.

B-1-1

(vi) The Bank Notes conform to the description thereof contained in the Offering Circular under the caption “Description of Notes”.

(vii) The Issuing Bank is not required to register under the provisions of the Investment Company Act of 1940, as amended.

(viii) Assuming that Bank Notes are both (a) offered and sold in minimum denominations of $250,000 only to persons who are “accredited investors”, as defined in Rule 501(a) under the 1933 Act and (b) purchasers receive an Offering Circular, excluding the documents incorporated by reference therein, no consent, authorization, or filing with any court or governmental agency or body is required for the entering into or performance by the Issuing Bank of any obligation under the Distribution Agreement, the Terms Agreement or the Bank Notes except (a) such as have been obtained or made prior to the date hereof, (b) such as may be required under applicable state or foreign securities or Blue Sky laws and the rules and the regulations of the Financial Industry Regulatory Authority, Inc. (as to which such counsel need express no opinion) and (c) the Offering Circular and any amendments thereto (other than amendments which contain only pricing information relating to a particular transaction, updated financial information concerning the Issuing Bank or non-material information relating to the Bank Note program) must be filed by the Issuing Bank with the OCC no later than the fifth business day after first use pursuant to 12 C.F.R. Section 16.6, (d) with respect to Subordinated Notes, notice must be filed with the OCC pursuant to 12 C.F.R. Section 5.47 in order for such Subordinated Notes to be counted as Tier 2 capital of the Issuing Bank , (e) for the Issuing Bank, pursuant to Section 38(h)(2) of the FDI Act, to make payment on the Subordinated Notes in the event the Issuing Bank becomes “critically undercapitalized” within the meaning of Section 38(b)(1)(E) of the FDI Act and (f) to the extent that the failure to obtain any consent, approval or authorization, or make any filing, would not in the aggregate have a material adverse effect on the Issuing Bank and its subsidiaries taken as a whole or on the Parent and its subsidiaries taken as a whole or materially and adversely affect the consummation of the transactions contemplated by, or the ability of the Issuing Bank to perform its obligations under, this Agreement, the Bank Notes, the Issuing and Paying Agency Agreement, the Interest Calculation Agreement or any applicable terms agreement. Except as have been obtained prior to the date hereof, no approval or authorization of the Parent is required for the Issuing Bank to enter into, or the performance by the Issuing Bank of its obligations under, this Agreement, the Bank Notes, the Issuing and Paying Agency Agreement, the Interest Calculation Agreement and any applicable terms agreement.

B-1-2

(ix) The execution, issuance, delivery and performance by the Issuing Bank of the Bank Notes and the execution, delivery and performance by the Issuing Bank of the Distribution Agreement, [if syndicated: the Syndicated Terms Agreement,] the Agency Agreement, the Interest Calculation Agreement and any agreement by a Dealer party to the Distribution Agreement to purchase the Bank Notes as principal, will not conflict with or result in a breach of (a) any provision of the Issuing Bank’s or the Parent’s Bylaws or Articles of Association or Articles of Incorporation, (b) any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which Parent or the Issuing Bank, or the property of any of the Issuing Bank is bound or (c) any law, rule, or regulation, order, judgment or decree applicable to the the Issuing Bank and its subsidiaries, except in the case of (b) and (c) where such breach or default would not reasonably be expected to prevent the consummation of the Distribution Agreement and Terms Agreement, the issuance of the Bank Notes or the transactions contemplated thereby or have a material adverse effect on the business, management, results of operations, or financial condition of the Issuing Bank and its subsidiaries, taken as a whole.

(x) Except as may be set forth in the Offering Circular or the Disclosure Package, or in the documents incorporated therein by reference, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now known to me to be pending, or, to my knowledge, threatened against, the Parent or any of its subsidiaries or the Issuing Bank or any of its subsidiaries which would reasonably be expected to prevent the consummation of this Agreement, the Agency Agreement, the Interest Calculation Agreement, the issuance of the Bank Notes or any transaction contemplated thereby.

(xi) The Representations Certificate has been duly executed and delivered by a duly authorized officer of the Parent.

(xii) Each document filed pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”) and incorporated by reference in the Offering Circular complied as to form when filed with the Securities and Exchange Commission (the “SEC”) in all material respects with the 1934 Act and the rules and regulations of the SEC promulgated thereunder.

B-1-3

EXHIBIT B-2

DISCLOSURE OPINION OF INTERNAL COUNSEL TO THE ISSUING BANK AND THE PARENT

Pursuant to Section 6(a)(i)(B) (and to the extent required by Sections 3(a) and 8(d)) of the Distribution Agreement, internal counsel to the Issuing Bank shall furnish to the Dealers a statement, to the effect that:

(i) In the course of such counsel’s [participation in the preparation of the Offering Circular and Disclosure Package, such counsel has participated in conferences with officers and other representatives of Parent and the Issuing Bank, representatives of and counsel for the Agents and representatives of the registered independent public accounting firm of Parent, during which the contents of the Offering Circular and Disclosure Package were discussed]1. Although such counsel has not independently checked or verified, and is not passing upon and assumes no responsibility for, the accuracy, completeness or fairness thereof (except as set forth in paragraph (vi) above), or otherwise verified the statements made therein, nothing has come to such counsel’s attention that would lead such counsel to believe that the Disclosure Package (including the documents incorporated by reference therein), as of [—] [AM/PM] Eastern Time on [—],[—], and the Offering Circular as of its date and as of the date hereof contained or contain, as applicable, any untrue statement of a material fact or omitted or omit, as applicable, to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, except such counsel need not express any opinion or belief as to the financial statements, related notes or schedules or other data of a statistical or financial nature included in or omitted from the Offering Circular and the Disclosure Package.

[1]	Introduction to be modified as appropriate for future issuances.

B-2-1

EXHIBIT B-3

OPINION OF EXTERNAL COUNSEL TO THE ISSUING BANK AND THE PARENT

Pursuant to Section 6(a)(i)(C) of the Distribution Agreement, external counsel to the Issuing Bank shall furnish to the Dealers an opinion, with respect to the Issuing Bank, to the effect that:

(i) Assuming the Distribution Agreement, the Agency Agreement and the Interest Calculation Agreement have been duly authorized, executed and delivered by the Issuing Bank, they are valid and legally binding agreements of the Issuing Bank, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to, or affecting, the rights of creditors of national banking associations, including laws relating to conservatorship and receivership of insured depository institutions, and general equity principles and except as rights under the Distribution Agreement and the Agency Agreement to indemnity and contribution may be limited by federal or state laws.

(ii) Assuming that Bank Notes are (a) offered and sold in minimum denominations of $250,000 only to persons who are “accredited investors”, as defined in Rule 501(a) under the 1933 Act, (b) purchasers receive an Offering Circular, excluding the documents incorporated by reference therein, as required by 12 C.F.R. part 16.6(a), and (c) the Issuing Bank files the Offering Circular and any amendments thereto, excluding the documents incorporated by reference therein, with the Office of the Comptroller of the Currency (“OCC”) no later than the fifth business day after they are first used, then the offer and sale of the Bank Notes will comply with 12 C.F.R. Part 16.6(a).

(iii) Assuming the Bank Notes are issued on the terms contemplated by the Distribution Agreement and the Offering Circular, the Bank Notes are exempt from registration under Section 3(a)(2) of the 1933 Act. Neither registration of the Bank Notes under the 1933 Act nor qualification of an indenture under the Trust Indenture Act of 1939, as amended, will be required in connection with the offer, sale, issuance or delivery of such Bank Notes pursuant to the Distribution Agreement or any applicable agreement by a Dealer party to the Distribution Agreement to purchase the Bank Notes as principal.

(iv) The statements contained in the Offering Circular under the heading “Certain U.S. Federal Tax Considerations” to the extent that they constitute matters of U.S. federal income tax law or legal conclusions with respect thereto, and under the heading “ERISA Considerations”, subject to the qualifications set forth therein to the extent that they constitute matters of United States law or legal conclusions with respect thereto, are correct in all material respects.

B-3-1

In the course of such counsel’s participation in the preparation of the Offering Circular and Disclosure Package, such counsel has participated in conferences with officers and other representatives of Parent and the Issuing Bank, representatives of and counsel for the Agents and representatives of the registered independent public accounting firm of Parent, during which the contents of the Offering Circular and Disclosure Package were discussed. Although such counsel has not independently checked or verified, and is not passing upon and assumes no responsibility for, the accuracy, completeness or fairness thereof, or otherwise verified the statements made therein (except as set forth in paragraph (iv) above), nothing has come to such counsel’s attention that would lead such counsel to believe that the Disclosure Package (including the documents incorporated by reference therein), as of [—] [AM/PM] Eastern Time on [—],[—], and the Offering Circular as of its date and as of the date hereof contained or contain, as applicable, any untrue statement of a material fact or omitted or omit, as applicable, to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, except such counsel need not express any opinion or belief as to the financial statements, related notes or schedules or other data of a statistical or financial nature included in or omitted from the Offering Circular and the Disclosure Package.

B-3-2

EXHIBIT C

ISSUING BANK

OFFICERS’ CERTIFICATE

Pursuant to Section 6(b) of the Distribution Agreement, dated January 16, 2014, (the “Distribution Agreement”), among PNC Bank, National Association (the “Issuing Bank”), Citigroup Global Markets Inc. and each of the other Dealers listed on Schedule I thereto, the undersigned officer hereby certifies, on behalf of the Issuing Bank, that:

(i) since the respective dates as of which information is given in the Offering Circular [if a Settlement Date: “and the Disclosure Package”], there has not been any material adverse change in the condition, financial or otherwise, business affairs, business prospects or results of operations, or any development reasonably likely to result in a prospective material adverse change in the financial condition or results of operations, of the Issuing Bank and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, other than as set forth or contemplated in the Offering Circular [if a Settlement Date: and the Disclosure Package] as amended or supplemented to the date hereof, including the material incorporated by reference therein;

(ii) the representations and warranties of the Issuing Bank contained in Section 2 of the Distribution Agreement are true and correct with the same force and effect as though expressly made at and as of the date hereof except for those representations and warranties that expressly relate to an earlier date, which are true and correct as of such date; and

(iii) the Issuing Bank has performed or complied with all agreements and satisfied all conditions on its part to be performed or satisfied pursuant to the Distribution Agreement at or prior to the date hereof in all material respects.

For the purpose hereof, capitalized terms used herein which have been defined in the Distribution Agreement shall have the meanings ascribed to them in the Distribution Agreement.

C-1

EXHIBIT C

IN WITNESS WHEREOF, this certificate has been executed and delivered this      day of             .

PNC BANK, NATIONAL ASSOCIATION

by
Name: Title:

C-2

EXHIBIT D

THE PNC FINANCIAL SERVICES GROUP, INC.

REPRESENTATIONS CERTIFICATE

Pursuant to Section 6(c) of the Distribution Agreement, dated January 16, 2014(the “Distribution Agreement”), among PNC Bank, National Association (the “Issuing Bank”), Citigroup Global Markets Inc. and each of the other dealers listed on Schedule I thereto (collectively, the “Dealers”), the undersigned officer of The PNC Financial Services Group, Inc. (the “Parent”), hereby represents and warrants on behalf of the Parent to each Dealer, as of the date hereof, as of each time that there is filed with the Securities and Exchange Commission (the “SEC”) any document relating to the Parent incorporated by reference in the Offering Circular or the Disclosure Package, as of the date of each acceptance by the Issuing Bank of an offer for the purchase of Bank Notes (whether through such Dealer as agent or to such Dealer as principal), as of each applicable Settlement Date and as of each applicable Representation Date as follows:

(i) Authorization To Incorporate by Reference. The Parent has authorized the Issuing Bank to incorporate by reference in the Offering Circular or the Disclosure Package the Parent’s annual reports on Form 10-K for its most recently ended fiscal year, quarterly reports on Form 10-Q since the last day of its most recently ended fiscal year, current reports on Form 8-K since the last day of its most recently ended fiscal year (and any and all amendments or supplements thereto, other than information therein that, under the SEC’s rules, is deemed not to have been filed) and any other document filed by the Parent with the SEC pursuant to the Securities Exchange Act of 1934 (the “1934 Act”) and the rules and regulations thereunder (the “Incorporated Documents”).

(ii) Incorporated Documents. The Incorporated Documents, at the time they were filed with the applicable federal regulatory authorities, complied in all material respects with the requirements of the 1934 Act and the rules and regulations promulgated thereunder, or the rules and regulations otherwise applicable thereto, as the case may be, and, when read together with the other information in the Offering Circular or the Disclosure Package, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(iii) Financial Statements. The financial statements and other financial information of the Parent and its consolidated subsidiaries included or incorporated by reference in the Offering Circular or the Disclosure Package fairly present, in all material respects the consolidated financial condition of the Parent and its consolidated subsidiaries as of the dates indicated therein and the consolidated results of their operations for the periods specified therein; and such financial statements have been prepared in conformity with generally accepted accounting principles in the United States except as otherwise disclosed therein.

D-1

(iv) No Material Adverse Change. Since the respective dates as of which information is given in the Offering Circular or the Disclosure Package, there has not been any material adverse change in the condition, financial or otherwise, business affairs, business prospects or results of operations, or any development that could be expected to result in a prospective material adverse change in the condition, financial or otherwise, business affairs, business prospects or results of operations, of the Parent and its subsidiaries considered as one enterprise whether or not arising in the ordinary course of business, other than as set forth or contemplated in the Offering Circular or the Disclosure Package (including the Incorporated Documents).

All representations and warranties contained in this certificate shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Dealers or any controlling person of the Dealers, or by or on behalf of the Parent and, shall survive each delivery of and payment for any of the Bank Notes.

For the purpose hereof, capitalized terms used herein which have been defined in the Distribution Agreement shall have the meanings ascribed to them in the Distribution Agreement.

IN WITNESS WHEREOF, this certificate has been executed and delivered on behalf of the Parent this      day of             .

THE PNC FINANCIAL SERVICES GROUP, INC.

by
Name: Title:

D-2

EXHIBIT E-1

PNC BANK, NATIONAL ASSOCIATION

Bank Notes with Maturities of

More than nine months from Date of Issue

Dealer Agreement

[date]

[Name of Dealer]

[Address of Dealer]

Ladies and Gentlemen:

Reference is made to the Distribution Agreement (including the exhibits thereto) dated, as of January 16, 2014(the “Distribution Agreement”), among PNC Bank, National Association (the “Issuing Bank”), a bank organized under the laws of the United States, Citigroup Global Markets Inc. and each of the other Dealers listed on Schedule I thereto with respect to the issue and sale by the Issuing Bank of the Bank Notes (as such term is defined in the Distribution Agreement). A conformed copy of the Distribution Agreement has been attached hereto as Annex A.

WHEREAS the Issuing Bank is permitted under the terms of the Distribution Agreement to appoint additional dealers for the purpose of soliciting purchases of the Bank Notes upon such terms as the Issuing Bank and such dealers may agree; and

WHEREAS [Name of dealer] and the Issuing Bank wish to enter into an agreement appointing [Name of Dealer] as an additional dealer with respect to the Bank Notes.

NOW, THEREFORE, in consideration of the mutual agreements set forth herein, the Issuing Bank hereby agrees that [Name of Dealer] shall become an additional Dealer (as defined herein) with respect to the Bank Notes and [Name of Dealer] hereby agrees to become a Dealer with respect to the Bank Notes and to be bound by the terms and conditions of the Distribution Agreement, which terms and conditions are hereby incorporated by reference herein except that the terms “Dealer” and “Dealers” shall instead mean or include [Name of Dealer]. No person other than [Name of Dealer] shall be deemed to be a Dealer under this Agreement.

This Agreement may be signed in counterparts, each of which shall be deemed an original, which taken together shall constitute one and the same instrument.

If the foregoing is in accordance with your understanding of our agreement please sign and return to us the enclosed duplicate hereof, whereupon this letter, including Annex A, and your acceptance shall represent a binding agreement between you and the Issuing Bank in accordance with its terms.

E-1-1

Very truly yours,

PNC BANK, NATIONAL ASSOCIATION

by
Name: Title:

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

[Name of Dealer]

by
Name:
Title:

E-1-2

EXHIBIT E-2

FORM OF SYNDICATED TERMS AGREEMENT

[Date]

To: The Dealers Listed on Annex 1 Hereto

In care of                                         , (the “Lead Dealer”)

PNC Bank, National Association (the “Issuer”)

U.S.$ 25,000,000,000 Global Bank Note Program

Ladies and Gentlemen:

Subject to the terms and conditions of the Distribution Agreement, dated January 16, 2014, among the Issuer, Citigroup Global Markets Inc. and the other dealers listed on Schedule I thereto (together with the dealers named in Annex 1 hereto, the “Dealers”) concerning the sale of Bank Notes to be issued by the Issuer, as amended or supplemented (the “Distribution Agreement”), the dealers named in Annex 1 hereto agree to purchase on a syndicated basis the                      Bank Notes due                      of the Issuer (the “Notes”), described in the Pricing Supplement attached as Annex 2 hereto, on the terms set out in such Pricing Supplement and on the terms set out below. Unless otherwise defined herein, all terms used herein have the meanings given to them in the Distribution Agreement.

1. Subject to the terms and conditions of the Distribution Agreement and this Agreement, the Issuer hereby agrees to issue the Notes, and the Dealers severally agree to purchase the Notes at the purchase price of     % per Note (being equal to the issue price of     % of the principal amount less a management and underwriting fee of     % of the principal amount and a selling concession of     % of the principal amount).

2. The Applicable Time for purposes of this Agreement is [—] [AM/PM] (Eastern time) on                    .

3. The purchase price specified above will be paid by the Lead Dealer on behalf of the Dealers by wire transfer in immediately available funds to the Issuer at [             time] on                     , or at such other time and/or date as the Issuer and the Lead Dealer on behalf of the Dealers may agree (the “Settlement Time”) against delivery of the Notes to or upon your order in the manner contemplated in the Distribution Agreement and the Agency Agreement.

4. The Dealers’ obligations hereunder are conditioned on (a) the receipt of: (i) opinions of counsel described in Section 6(a)(i)(A) of the Distribution Agreement, dated as of the Settlement Time, (ii) a “comfort letter” described in Section 6(e) of the

E-2-1

Distribution Agreement, dated as of the Settlement Time, (iii) the officers’ certificates described in Section 6(b) and Section 6(c) of the Distribution Agreement, dated as of the Settlement Time; (b) since the date of this Agreement, there having not occurred, in the opinion of the Dealers, a change in financial, political or economic conditions as would be likely to prejudice materially the sale by the Dealers of the Notes; and (c) such other opinions, certificates and documents as may be agreed by the Issuer and the Dealers on or prior to the date of this Agreement.

5. The Issuer hereby appoints each Dealer party hereto which is not a party to the Distribution Agreement (each a “New Dealer”) as a Dealer under the Distribution Agreement solely for the purposes of the issue of the Notes (the “Issue”), pursuant to Section 1(a) of the Distribution Agreement. Each such New Dealer shall be vested, in relation to the Issue, with all authority, rights, powers, duties and obligations of a Dealer purchasing Bank Notes pursuant to the Distribution Agreement, as if originally named as a Dealer under the Distribution Agreement.

In consideration of the Issuer appointing each New Dealer as a Dealer with respect to the Issue, each New Dealer hereby undertakes for the benefit of the Issuer and each of the other Dealers, that, in relation to the Issue it will perform and comply with all of the duties and obligations expressed to be assumed by a Dealer under the Distribution Agreement, a copy of which it acknowledges it has received.

Each New Dealer acknowledges that such appointment is limited to the Issue and is not for any other issue of Bank Notes of the Issuer pursuant to the Distribution Agreement and that such appointment will terminate upon issue of the Bank Notes comprising the Issue but without prejudice to any rights, duties or obligations which have arisen prior to such termination.

For the purposes hereof, the notice details of each New Dealer are as follows (insert name, address, telephone, telecopy and attention):

[insert notice details]

This Agreement is a Syndicated Terms Agreement referred to in the Distribution Agreement and shall be governed by and construed in accordance with the law of the State of New York, without regard to conflicts of law principles.

Very truly yours,

[DEALERS] [NEW DEALERS],

by
Name: Title:

E-2-2

Accepted: [Date]

PNC BANK, NATIONAL ASSOCIATION

by
Name:
Title:

E-2-3

ANNEX 1

DEALER	PRINCIPAL AMOUNT OF NOTES

TOTAL

E-2-4

ANNEX 2

[ATTACH PRICING SUPPLEMENT]

E-2-5

EXHIBIT F

PNC BANK, NATIONAL ASSOCIATION

Certificate of Secretary

I, [—], Secretary of PNC Bank, National Association (the “Company”), do hereby certify as follows:

1. The Company’s Amended and Restated Articles of Association and all amendments thereto, as attached to the Certificate of Secretary of the Company, dated [—], 2013, have not been amended, modified, rescinded or revoked and are in full force and effect on the date hereof.

2. The By-Laws of the Company, as attached to the Certificate of Secretary of the Company, dated [—], 2013, have not been amended, modified, rescinded or revoked and are in full force and effect on the date hereof.

3. The resolutions adopted by the Board of Directors of the Company dated [—] 2013, and attached to the Certificate of Secretary of the Company, dated [—], 2013, have not been amended, modified, rescinded or revoked and are in full force and effect on the date hereof.

4. Each person who, as an officer of the Company, signed any certificate or other document delivered in connection with the base offering circular dated [—], 2013, the preliminary offering circular supplement dated [—] or the final offering circular supplement dated [—] was duly elected and appointed to, and the incumbent of, the office he or she purported to hold at the time of such execution, and those officers’ signatures as set forth in the Certificate of Incumbency attached to the Certificate of Secretary of the Company, dated [—], 2013 are each such officer’s genuine signature.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Company as of this [—] day of [—].

Name:
Position:

F-1

EXHIBIT G

CONTROLLER’S CERTIFICATE

The undersigned, Controller of The PNC Financial Services Group, Inc. (the “Corporation”), hereby certifies that as of the date hereof:

1.	I have reviewed the information set forth in the final offering circular supplement of PNC Bank, National Association, dated [—], under the caption “[—]”, (the “Supplement Section”). The information presented in the Supplement Section, when viewed together with the documents incorporated by reference therein, provides a fair and accurate summary of the Corporation’s financial position and results of operations for the quarter ended [—], and the financial data presented therein is accurately derived from the Corporation’s accounting records.

2.	I have compared each item marked on the attached copies of the Supplement Section with the amount included in the Corporation’s accounting records or on a schedule or report prepared by the Corporation from its accounting records and found them to be in agreement.

3.	No facts have come to my attention that have caused me to believe that the historical financial data presented in the Supplement Section is not prepared in accordance with generally accepted accounting principles on a basis substantially consistent with that of the consolidated financial statements of the Corporation and its subsidiaries audited by PricewaterhouseCoopers LLP and included in the [—] Annual Report of the Corporation on Form 10-K.

[Signature Page Follows]

G-1

IN WITNESS WHEREOF, the undersigned has executed this Controller’s Certificate as of the date first set forth above.

THE PNC FINANCIAL SERVICES GROUP, INC.,

by
Name:

	Title:	Controller

G-2

SCHEDULE 2(a)(i)

Information provided by the Dealers

to the Issuing Bank for use in

the Offering Circular

The information in the sixth and seventh paragraphs of the “Plan of Distribution” section of the Offering Circular.

S-2(a)(i)-1

SCHEDULE I

Contact Information for

Notices to Dealers

Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

Attention: Transaction Execution Group

Phone: 212-816-1135

Fax: 646-291-5209

Barclays Capital Inc.

745 Seventh Avenue, 5th Floor

New York, New York 10019

Attention: Syndicate Registration

Phone: 888-603-5847

Fax: 636-284-0844

Credit Suisse Securities (USA) LLC

Eleven Madison Avenue

New York, New York 10010-3629

Attention: Short and Medium Term Finance

Phone: 212-325-7198

Fax: 212-743-5825

Deutsche Bank Securities Inc.

60 Wall Street

New York, New York 10005

Attention: Debt Capital Markets Syndicate

Fax: 212-797-2202

with a copy to:

General Counsel

Fax: 212-797-4561

Goldman, Sachs & Co.

200 West Street

New York, New York 10282

Attention: Prospectus Department

Phone: 866-471-2526

Fax: 212-902-9316

E-mail: prospectus-ny@ny.email.gs.com

S-I-1

Jefferies LLC

520 Madison Avenue

New York, New York 10022

Attention: General Counsel

Phone: 212-284-8188

Fax: 646-785-5992

J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

Attention: Investment Grade Syndicate Desk

Phone: 212-834-4533

Fax: 212-834-6081

Merrill Lynch, Pierce, Fenner & Smith Incorporated

50 Rockefeller Plaza

NY1-050-12-01

New York, NY 10020

Attention: High Grade Debt Capital markets Transaction Management/Legal

Phone: 646-855-0724

Fax: 212-901-7881

Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

Attention: Investment Banking Division

Phone: 212-761-6691

Fax: 212-507-8999

PNC Capital Markets LLC

225 Fifth Avenue, 5th Floor

Pittsburgh, PA 15222

Attention: Jimil B. Wilson

Phone: 412-762-8420

Fax: 412-762-9124

with a copy to:

Leonard S. Ferleger

One PNC Plaza, 21st Floor

249 Fifth Avenue

Pittsburgh, PA 15222

Phone: 412-768-7194

Fax: 412-705-2148

S-I-2

Sandler O’Neill & Partners, L.P.

1251 Avenue of the Americas, 6th Floor

New York, NY 10020

Attention: Syndicate

Phone: 212-466-7800

Fax: 212-466-7991

U.S. Bancorp Investments, Inc.

214 North Tryon Street, 26th Floor

Charlotte, North Carolina 28202

Attention: High Grade Syndicate

Phone: 877-558-2607

Fax: 877-774-3642

Wells Fargo Securities, LLC

550 S. Tryon Street, 5th Floor

Charlotte, North Carolina 28202

Attention: Transaction Management

Phone: 704-410-4792

Fax: 704-410-0326

S-I-3